Capital and financial risk management	12 Months Ended
Mar. 31, 2019
Fair value of financial instruments
Capital and financial risk management

 21. Capital and financial risk management

This note details the treasury management and financial risk management objectives and policies, as well as the exposure and sensitivity of the Group to credit, liquidity, interest and foreign exchange risk, and the policies in place to monitor and manage these risks.

Accounting policies

Financial instruments

Financial assets and financial liabilities, in respect of financial instruments, are recognised on the Group’s statement of financial position when the Group becomes a party to the contractual provisions of the instrument.

Financial liabilities and equity instruments

Financial liabilities and equity instruments issued by the Group are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability and an equity instrument. An equity instrument is any contract that provides a residual interest in the assets of the Group after deducting all of its liabilities and includes no obligation to deliver cash or other financial assets. The accounting policies adopted for specific financial liabilities and equity instruments are set out below.

Financial liabilities under put option arrangements

The Group has an obligation to pay a fixed rate of return to minority equity shareholders in the Group’s subsidiary Kabel Deutschland AG, under the terms of a court imposed domination and profit and loss transfer agreement. This agreement also provides the minority shareholders the option to put their shareholding to Vodafone at a fixed price per share. The obligation to purchase the shares has been recognised as a financial liability and no non-controlling interests are recognised in respect of minority shareholders. Interest costs are accrued at the agreed rate of return and recognised in financing costs

Derivative financial instruments and hedge accounting

The Group’s activities expose it to the financial risks of changes in foreign exchange rates and interest rates which it manages using derivative financial instruments. The use of financial derivatives is governed by the Group’s policies approved by the Board of Directors, which provide written principles on the use of financial derivatives consistent with the Group’s risk management strategy.

The Group does not use derivative financial instruments for speculative purposes.

The Group designates certain derivatives as:

– hedges of the change of fair value of recognised assets and liabilities (‘fair value hedges’); or
– hedges of highly probable forecast transactions or hedges of foreign currency or interest rate risks of firm commitments (‘cash flow hedges’); or
– hedges of net investments in foreign operations.

Derivative financial instruments are initially measured at fair value on the contract date and are subsequently re-measured to fair value at each reporting date. Changes in values of all derivatives of a financing nature are included within investment income and financing costs in the income statement unless designated in an effective cash flow hedge relationship or a hedge of a net investment in foreign operations when the effective portion of changes in value are deferred to other comprehensive income. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. For fair value hedges, the carrying value of the hedged item is also adjusted for changes in fair value for the hedged risk, with gains and losses recognised in the income statement for the period.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated, exercised or no longer qualifies for hedge accounting. When hedge accounting is discontinued, any gain or loss recognised in other comprehensive income at that time remains in equity and is recognised in the income statement when the hedged transaction is ultimately recognised in the income statement.

For cash flow hedges, when the hedged item is recognised in the income statement, amounts previously recognised in other comprehensive income and accumulated in equity for the hedging instrument are reclassified to the income statement. However, when the hedged transaction results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously recognised in other comprehensive income and accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability. If a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognised immediately in the income statement.

For net investment hedges, gains and losses accumulated in other comprehensive income are included in the income statement when the foreign operation is disposed of.

Capital management

The following table summarises the capital of the Group at 31 March:

	2019	2018
	€m	€m
Net debt	27,033	29,631
Financial liabilities under put option arrangements[1]	1,844	1,838
Equity	63,445	68,607
Capital	92,322	100,076

Note:

1

Financial liabilities under put option arrangements comprise liabilities for payments due to holders of the equity shares in Kabel Deutschland AG under the terms of a domination and profit and loss transfer agreement; the amounts at 31 March 2018 were previously presented within short-term borrowings

The Group’s policy is to borrow centrally using a mixture of long-term and short-term capital market issues and borrowing facilities to meet anticipated funding requirements. These borrowings, together with cash generated from operations, are loaned internally or contributed as equity to certain subsidiaries. The Board has approved three internal debt protection ratios being: net interest to operating cash flow (plus dividends from associates); retained cash flow (operating cash flow plus dividends from associates less interest, tax, dividends to non-controlling shareholders and equity dividends) to net debt; and operating cash flow (plus dividends from associates) to net debt. These internal ratios establish levels of debt that the Group should not exceed other than for relatively short periods of time and are shared with the Group’s debt rating agencies being Moody’s, Fitch Ratings and Standard & Poor’s.

Financial risk management

The Group’s treasury function centrally manages the Group’s funding requirement, net foreign exchange exposure, interest rate management exposures and counterparty risk arising from investments and derivatives.

Treasury operations are conducted within a framework of policies and guidelines authorised and reviewed by the Board, most recently in July 2018. A treasury risk committee comprising of the Group’s Chief Financial Officer, Group General Counsel and Company Secretary, Group Financial Controller, Group Treasury Director and Group Director of Financial Controlling and Operations meets three times a year to review treasury activities and   its members receive management information relating to treasury activities on a quarterly basis. The Group’s accounting function, which does not report to the Group Treasury Director, provides regular update reports of treasury activity to the Board. The Group’s internal auditor reviews the internal control environment regularly.

The Group uses a number of derivative instruments for currency and interest rate risk management purposes only that are transacted by specialist treasury personnel. The Group mitigates banking sector credit risk by the use of collateral support agreements.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial asset leading to a financial loss for the Group. The Group is exposed to credit risk from its operating activities and from its financing activities, the Group considers its maximum exposure to credit risk at 31 March to be:

	2019	2018
	€m	€m
Cash at bank and in hand	2,434	2,197
Repurchase agreements and bank deposits	2,196	—
Money market funds	9,007	2,477
Managed investment funds	6,405	3,891
Government securities	3,011	1,974
Other investments	4,418	6,087
Derivative financial instruments	3,634	2,629
Trade receivables	5,077	5,402
Contract assets and other receivables	5,155	3,410
	41,337	28,067

Expected credit loss

The Group has financial assets classified and measured at amortised cost and fair value through other comprehensive income that are subject to the expected credit loss model requirements of IFRS 9. Cash at bank and in hand and certain other investments are both classified and measured at amortised cost and subject to these impairment requirements. However, the identified expected credit loss is considered to be immaterial.

Information about expected credit losses for trade receivables and contract assets can be found under ‘operating activities’ on page 164.

Financing activities

The Group invests in UK, German and Japanese government securities on the basis they generate a fixed rate of return and, are amongst the most creditworthy of investments available.

Money market investments are made in accordance with established internal treasury policies which dictate that an investment’s long-term credit rating is no lower than mid BBB. Additionally, the Group invests in AAA unsecured money market mutual funds where the investment is limited to 10% of each fund.

The Group has four managed investment funds with maturities of less than 90 days. These funds hold fixed income euro, sterling and dollar securities with an average credit quality of high double A. The Group also invests in a fund where the underlying assets are supply chain receivables, the creditworthiness of which are enhanced by an insurance wrapper as provided by established insurance companies with a long-term credit rating of at least A-.

In respect of financial instruments used by the Group’s treasury function, the aggregate credit risk the Group may have with one counterparty is limited by (i) reference to the long-term credit ratings assigned for that counterparty by Moody’s, Fitch Ratings and Standard & Poor’s; (ii) that counterparty’s five year credit default swap (‘CDS’) spread; and (iii) the sovereign credit rating of that counterparty’s principal operating jurisdiction. Furthermore, collateral support agreements reduce the Group’s exposure to counterparties who must post cash collateral when there is value due to the Group under outstanding derivative contracts that exceeds a contractually agreed threshold amount. When value is due to the counterparty the Group is required to post collateral on identical terms. Such cash collateral is adjusted daily as necessary.

In the event of any default, ownership of the cash collateral would revert to the respective holder at that point. Detailed below is the value of the cash collateral, which is reported within short-term borrowings, held by the Group at 31 March:

	2019	2018
	€m	€m
Cash collateral	2,011	1,070

As discussed in note 28 “Contingent liabilities and legal proceedings”, the Group has covenanted to provide security in favour of the trustee of the Vodafone Group UK Pension Scheme in respect of the funding deficit in the scheme. The Group has also pledged cash and debt securities as collateral against derivative financial instruments as disclosed in note 13 “Other investments”.

Operating activities

Customer credit risk is managed by the Group’s business units which each have policies, procedures and controls relating to customer credit risk management. Outstanding trade receivables and contract assets are regularly reviewed to monitor any changes in credit risk with concentrations of credit risk considered to be limited given that the Group’s customer base is large and unrelated. The Group applies the simplified approach and records lifetime expected credit losses for trade receivables and contract assets. Expected credit losses are measured using historical cash collection data for periods of at least 24 months wherever possible and grouped into various customer segments based on product or customer type. The historical loss rates are adjusted where macroeconomic factors, for example changes in interest rates or unemployment rates, or other commercial factors are expected to have a significant impact when determining future expected credit loss rates. For trade receivables the expected credit loss provision is calculated using a provision matrix, in which the provision increases as balances age, and for receivables paid in instalments and contract assets a weighted loss rate is calculated to reflect the period over which the amounts become due for payment by the customer. Trade receivables and contract assets are written off when each business unit determines there to be no reasonable expectation of recovery and enforcement activity has ceased.

Movements in the allowance for expected credit losses during the year were as follows:

					Trade receivables held
			Trade receivables held		at fair value through
	Contract assets		at amortised cost		other comprehensive income
	2019	2018	2019	2018	2019	2018[1]
	€m	€m	€m	€m	€m	€m
31 March as previously reported	—	—	1,249	1,418	—	—
Impact of adoption of IFRS 15	78	—	—	—	—	—
Impact of adoption of IFRS 9	56	—	185	—	23	—
1 April	134	—	1,434	1,418	23	—
Exchange movements	1	—	(19)	(78)	—	—
Amounts charged to administrative expenses	54	—	504	528	17	—
Other	(60)	—	(572)	(619)	—	—
31 March	129	—	1,347	1,249	40	—

Note:

1	Trade receivables were all held at amortised cost in the year to 31 March 2018 in accordance with IAS 39.

Expected credit losses are presented as net impairment losses within operating profit and subsequent recoveries of amounts previously written off are credited against the same line item.

The majority of the Group's trade receivables are due for maturity within 90 days and largely comprise amounts receivable from consumers and business customers. At 31 March 2019 €3,958 million (2018: €3,389 million) of trade receivables were not yet due for payment.

The following table presents information on trade receivables past due¹ and their associated expected credit losses:

31 March 2019	Trade receivables at amortised cost past due
	30 days	31-60	61-180	180
	or less	days	days	days+	Total
	€m	€m	€m	€m	€m
Gross carrying amount	448	253	550	1,041	2,292
Expected credit loss allowance	(94)	(64)	(216)	(882)	(1,256)
Net carrying amount	354	189	334	159	1,036

31 March 2018[2]	Trade receivables at amortised cost past due
	30 days	31–60	61–180	180
	or less	days	days	days+	Total
	€m	€m	€m	€m	€m
Gross carrying amount	810	226	530	1,250	2,816
Allowances for bad and doubtful debt	(32)	(35)	(206)	(925)	(1,198)
Net carrying amount	778	191	324	325	1,618

Notes:

1

Contract assets relate to amounts not yet due to customers. These amounts will be reclassified as trade receivables before they become due. Trade receivables at fair value through other comprehensive income are not materially past due.

2

Information relating to the year ending 31 March 2018 is presented under the Group’s IAS 39 accounting policies. Under these policies the Group’s management monitored the financial statements raising provisions for bad and doubtful debt as appropriate.

Liquidity risk

Liquidity is reviewed daily on at least a 12 month rolling basis and stress tested on the assumption that all commercial paper outstanding matures and is not reissued. The Group maintains substantial cash and cash equivalents which at 31 March 2019 amounted to €13,637 million (2018: €4,674 million) and undrawn committed facilities of €7,880 million (2018: €7,306 million), principally euro and US dollar revolving credit facilities of €3.9 billion and US$4.2 billion maturing in 2022 and 2023 respectively.

The Group manages liquidity risk on long-term borrowings by maintaining a varied maturity profile with a cap on the level of debt maturity in any one calendar year, therefore minimising refinancing risk. Long-term borrowings mature between 1 and 37 years.

The maturity profile of the anticipated future cash flows including interest in relation to the Group’s non-derivative financial liabilities on an undiscounted basis which, therefore, differs from both the carrying value and fair value, is as follows:

	Bank	Commercial			Other
	loans	paper	Bonds	Borrowings[2]	financial liabilities[3]	Total
Maturity profile[1]	€m	€m	€m	€m	€m	€m
Within one year	1,498	873	1,486	2,155	15,941	21,953
In one to two years	714	—	4,826	158	125	5,823
In two to three years	568	—	4,917	96	—	5,581
In three to four years	—	—	4,558	1,775	—	6,333
In four to five years	350	—	7,878	320	—	8,546
In more than five years	—	—	37,586	336	—	37,922
	3,130	873	61,251	4,840	16,066	86,160
Effect of discount/financing rates	(130)	—	(16,759)	(250)	(12)	(17,151)
31 March 2019	3,000	873	44,492	4,590	16,054	69,009
Within one year	1,251	2,715	4,348	1,164	14,975	24,453
In one to two years	748	—	1,816	34	175	2,773
In two to three years	507	—	4,411	25	—	4,943
In three to four years	569	—	4,228	22	—	4,819
In four to five years	—	—	3,692	26	—	3,718
In more than five years	350	—	24,635	172	—	25,157
	3,425	2,715	43,130	1,443	15,150	65,863
Effect of discount/financing rates	(109)	(3)	(9,180)	—	(16)	(9,308)
31 March 2018	3,316	2,712	33,950	1,443	15,134	56,555

Notes:

1

Maturities reflect contractual cash flows applicable except in the event of a change of control or event of default, upon which lenders have the right, but not the obligation, to request payment within 30 days. This also applies to undrawn committed facilities. It should be noted that a material adverse change clause does not apply with the exception of €135 million of debt in relation to the mandatorily convertible bonds (which would also accelerate conversion of the £3.4 billion principal recognised in equity – see note 20 “Borrowings and capital resources”). Furthermore, €1,722 million of bank facilities are capped at 50% of operating company capital expenditures.

2

Includes present value of minimum lease payments under finance lease arrangement under which the Group has leased certain of its equipment. with maturity profile €46 million (2018: €46 million) within one year, €104 million (2018: €94 million) within two to five years and €152 million (2018: €172 million) greater than five years.

3	Includes financial liabilities under put option arrangements and non-derivative financial liabilities presented within trade and other payables.

The maturity profile of the Group’s financial derivatives (which include interest rate swaps, cross-currency interest rate swaps and foreign exchange swaps) using undiscounted cash flows, is as follows:

	2019			2018
	Payable	Receivable	Total	Payable	Receivable	Total
	€m	€m	€m	€m	€m	€m
Within one year	(23,469)	23,672	203	(18,055)	18,363	308
In one to two years	(8,356)	8,752	396	(3,925)	3,875	(50)
In two to three years	(3,772)	4,386	614	(4,904)	4,911	7
In three to four years	(3,959)	4,624	665	(2,223)	2,324	101
In four to five years	(3,710)	4,285	575	(3,834)	3,687	(147)
In more than five years	(34,987)	39,334	4,347	(20,702)	23,021	2,319
	(78,253)	85,053	6,800	(53,643)	56,181	2,538
Effect of discount/financing rates			(5,610)			(2,292)
Financial derivative net receivable			1,190			246

Payables and receivables are stated separately in the table above as cash settlement is on a gross basis.

Market risk

Interest rate management

Under the Group’s interest rate management policy, interest rates on monetary assets and liabilities denominated in euros, US dollars and sterling are maintained on a floating rate basis except for periods up to six years where interest rate fixing has to be undertaken in accordance with treasury policy. The policy also allows euros, US dollars and sterling to be moved to a fixed rate basis if interest rates are statistically low. Where assets and liabilities are denominated in other currencies interest rates may also be fixed. In addition, fixing is undertaken for longer periods when interest rates are statistically low.

At 31 March 2019 and after hedging, substantially all of our outstanding liabilities are held on a fixed interest rate basis in accordance with treasury policy.

For each one hundred basis point rise in market interest rates for all currencies in which the Group had borrowings at 31 March 2019 there would be an increase in profit before tax by approximately €399 million (2018: approximately €372 million) including mark-to-market revaluations of interest rate and other derivatives and the potential interest on cash and short term investments.There would be no material impact on equity.

Foreign exchange management

As Vodafone’s primary listing is on the London Stock Exchange its share price is quoted in sterling. Since the sterling share price represents the value of its future multi-currency cash flows, principally in euro, South African rand and sterling, the Group maintains the currency of debt and interest charges in proportion to its expected future principal cash flows and has a policy to hedge external foreign exchange risks on transactions denominated in other currencies above a certain de minimis level.

At 31 March 2019 22% of net debt was denominated in currencies other than euro (14% sterling, 5% South African rand and 3% other). This allows sterling, South African rand and other debt to be serviced in proportion to expected future cash flows and therefore provides a partial economic hedge against income statement translation exposure, as interest costs will be denominated in foreign currencies.

Under the Group’s foreign exchange management policy, foreign exchange transaction exposure in Group companies is generally maintained at the lower of €5 million per currency per month or €15 million per currency over a six month period.

The Group recognises foreign exchange movements in equity for the translation of net investment hedging instruments and balances treated as investments in foreign operations. However, there is no net impact on equity for exchange rate movements on net investment hedging instruments as there would be an offset in the currency translation of the foreign operation. At 31 March 2019 the Group held financial liabilities in a net investment hedge against the Group’s South African rand. Sensitivity to foreign exchange movements on the hedging liabilities, analysed against a strengthening of the South African rand by 9% (2018: 15%) would result in a decrease in equity of €175 million (2018: €348 million) which would be fully offset by foreign exchange movements on the hedged net assets. In addition, cash flow hedges of principally US dollar borrowings would result in an increase in equity of €651 million (2018: €232 million) against a strengthening of US dollar by 5% (2018: 5%).

The Group profit and loss account is exposed to foreign exchange risk within both operating profit and financing income and expense. The principal operating segment not generating incomes in Euro is the Vodacom business, whose functional currency is South African Rand. Financing income and expense includes foreign currency gains/losses incurred on the translation of balance sheet items not held in functional currency. These are principally on certain borrowings, derivatives, and other investments denominated in sterling and US dollar.

The following table details the Group’s sensitivity to foreign exchange risk. The percentage movement applied to the currency is based on the average movements in the previous three annual reporting periods.

	2019	2018
	€m	€m
ZAR 9% change (2018: 15%) – Increase in operating profit[1]	147	239
USD 10% change (2018: 9%) – Decrease in profit before taxation	(81)	(65)
GBP 4% change (2018: 7%) – Increase in profit before taxation	183	208

Note:

1	Operating profit before impairment losses and other income and expense.

Equity risk

There is no material equity risk relating to the Group’s equity investments which are detailed in note 13 “Other investments”.

The Group has hedged its exposure under the subordinated mandatory convertible bonds to any future movements in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. As at 31 March 2019 the Group’s sensitivity to a movement of 8% (2018: 10%) in its share price would result in an increase or decrease in profit before tax of €319 million (2018: €164 million).

Risk management strategy of hedge relationships

The risk strategies of the denominated cash flow, fair value, and net investment hedges reflect the above market risk strategies.

The objective of the cash flow hedges is principally to convert foreign currency denominated fixed rate borrowings in US dollar, Pound Sterling, Australian dollar, Swiss Franc, Hong Kong dollar, Japanese yen, Norwegian krona and euro and US dollar floating rate borrowings into euro fixed rate borrowings and hedge the foreign exchange spot rate and interest rate risk. Derivative financial instruments designated in cashflow hedges are cross currency interest rate swaps and foreign exchange swaps. The swap maturity dates and liquidity profiles of the nominal cashflows match those of the underlying borrowings.

The objective of the net investment hedges is to hedge foreign exchange risk in foreign operations. Derivative financial instruments designated in net investment hedges are cross currency interest rate swaps and foreign exchange swaps. The hedging instruments are rolled on an ongoing basis as determined by the nature of the business.

The objective of the fair value hedges is to hedge a proportion of the Group’s fixed rate euro denominated borrowing to a euro floating rate borrowing. The swap maturity dates match those of the underlying borrowing and the nominal cashflows are converted to quarterly payments.

Hedge effectiveness is determined at the inception of the hedge relationship and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument.

For hedges of foreign currency denominated borrowings and investments, the Group uses a combination of cross currency and foreign exchange swaps to hedge its exposure to foreign exchange risk and interest rate risk and enters into hedge relationships where the critical terms of the hedging instrument match exactly with the terms of the hedged item. Therefore the Group expects a highly effective hedging relationship with the swap contracts and the value of the corresponding hedged items to change systematically in opposite the direction in response to movements in the underlying exchange rates and interest rates. The Group therefore performs a qualitative assessment of effectiveness. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match exactly with the critical terms of the hedging instrument, the Group uses the hypothetical derivative method to assess effectiveness.

Hedge ineffectiveness may occur due to:

a) The fair value of the hedging instrument on the hedge relationship designation date if the fair value is not nil;

b) Changes in the contractual terms or timing of the payments on the hedged item; and

c) A change in the credit risk of the Group or the counterparty with the hedged instrument.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting; for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1.

The fair values of the derivative financial instruments are calculated by discounting the future cash flows to net present values using appropriate market rates and foreign currency rates prevailing at 31 March. The valuation basis is level 2. This classification comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset and liability, either directly or indirectly. Derivative financial assets and liabilities are included within trade and other receivables and trade and other payables in the statement of financial position.

The following table represents the corresponding carrying values and nominal amounts of derivatives in a continued hedge relationship as at 31 March 2019.

At 31 March 2019	Other comprehensive income
				Opening	(Gain)/	Gain/(Loss)	Closing			Average
		Carrying	Carrying	balance	Loss	recycled to	balance	Average		euro
	Nominal	value	value	31 March	deferred to	financing	31 March	maturity	Average	interest
	amounts	Assets	Liabilities	2018	OCI	costs	20191	year	FX rates	rate
	€m	€m	€m	€m	€m	€m	€m			%
Cash flow hedges – foreign currency risk
Cross currency and foreign exchange swaps
US dollar bonds	18,444	1,273	83	132	(1,410)	1,099	(179)	2034	1.18	2.83
Australian dollar bonds	736	14	2	(4)	(21)	8	(17)	2024	1.56	0.86
Swiss franc bonds	624	—	43	16	(25)	31	22	2027	1.08	1.36
Pound sterling bonds	2,720	76	112	8	(39)	69	38	2048	0.87	2.45
Hong Kong dollar bonds	233	3	7	15	(23)	21	13	2029	8.96	1.46
Japanese yen bonds	78	1	—	—	(3)	5	2	2037	128.53	2.47
Norwegian krona bonds	241	2	14	(4)	5	—	1	2026	9.20	1.19
Cash flow hedges – foreign currency and interest rate risk[2]
Cross currency swaps – US dollar bonds	905	33	—	1	(40)	51	12	2022	1.15	0.90
Cash flow hedges – interest rate risk[2]
Interest rate swaps – Euro loans	668	—	17	15	1	(5)	11	2021	—	1.22
Fair value hedges – interest rate risk[3]
Interest rate swaps – Eurobonds	186	117	—	—	—	—	—	2028	—	—
Net investment hedge – foreign exchange risk4.5
Cross currency and foreign exchange swaps – South African rand investment	1,952	120	3	918	(108)	—	810	2020	15.23	0.11
	26,787	1,639	281	1,097	(1,663)	1,279	713

At 31 March 2018	Other comprehensive income
				Opening		(Gain)/Loss	Closing			Average
		Carrying	Carrying	balance	(Gain)/Loss	recycled to	balance	Average		euro
	Nominal	value	value	31 March	deferred to	financing	31 March	maturity	Average FX	interest
	amounts	Assets	Liabilities	2017	OCI	costs	2018	year	rates	rate
	€m	€m	€m	€m	€m	€m	€m			%
Cash flow hedges – foreign currency risk
Cross currency and foreign exchange swaps
US dollar bonds 3.62	5,929	176	364	(183)	1,570	(1,255)	132	2035	1.19	3.62
Australian dollar bonds 0.86	736	—	9	—	14	(18)	(4)	2024	1.56	0.86
Swiss franc bonds 1.36	624	—	68	4	70	(58)	16	2027	1.08	1.36
Pound sterling bonds 2.09	1,212	18	175	(6)	18	(4)	8	2044	0.85	2.09
Hong Kong dollar bonds 1.46	233	—	28	—	29	(14)	15	2029	8.96	1.46
Japanese yen bonds 2.47	78	—	2	—	2	(2)	—	2037	128.53	2.47
Norwegian krona bonds 1.19	241	5	11	(9)	14	(9)	(4)	2026	9.20	1.19
Cash flow hedges – foreign currency and interest rate risk[2]
Cross currency swaps – US dollar bonds 0.57	709	—	8	4	98	(101)	1	2019	1.17	0.57
Cash flow hedges – interest rate risk[2]
Interest rate swaps – Euro loans 1.22	668	—	16	18	(4)	1	15	2021	—	1.22
Fair value hedges – interest rate risk[3]
Interest rate swaps – Eurobonds	186	100	—	—	—	—	—	2028	—	—
Interest rate swaps – US dollar bonds	2,115	—	76	—	—	—	—	2022	—	—
Net investment hedge – foreign exchange risk 4.5
Cross currency and foreign exchange swaps – South African rand investment 0.13	2,007	58	128	758	161	—	918	2019	14.62	0.13
	14,738	357	885	586	1,972	(1,460)	1,097

Notes:

1

Fair value movement deferred into other comprehensive income includes €754 million loss (2018: €572 million loss) and €1 million gain (2018: €19 million gain) of foreign currency basis outside the cash flow and net investment hedge relationships respectively.

2

For cash flow hedges, the movement in the hypothetical derivative (hedged item) mirrors that of the hedging instrument. Hedge ineffectiveness of swaps designated in a cashflow hedge during the period was €nil (2018: €nil).

3

The carrying value of the bond includes €86 million loss (2018: €92 million loss) of cumulative fair value adjustment for the hedged interest rate risk. Net ineffectiveness on the fair value hedges,€2 million loss (2018: €12 million loss) is recognised in the income statement.The carrying value of bonds includes an additional €749 million loss (2018: €727 million loss) in relation to fair value of bonds previously designated in fair value hedge relationships.

4	Hedge ineffectiveness of swaps designated in a net investment hedge during the period was €nil (2018: €nil).

Fair value and carrying value information

The carrying value and valuation basis of the Group’s financial assets are set out in notes 13 “Other investments”, 14 “Trade and other receivables” and 19 “Cash and cash equivalents”. For all financial assets held at amortised cost the carrying values approximate fair value.

The carrying value and valuation basis of the Group’s financial liabilities are set out in notes 15 “Trade and other payables” and 20 “Borrowings and capital resources”.. The carrying values approximate fair value for the Group’s trade payables and other payables categories. For other financial liabilities a comparison of fair value and carrying value is disclosed in note 20 “Borrowings and capital resources”.

Net financial instruments

The table below shows the Group’s financial assets and liabilities that are subject to offset in the balance sheet and the impact of enforceable master netting or similar agreements.

At 31 March 2019				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative
	Gross amount	Amount set off	balance sheet	counterparties	Cash collateral	Net amount
	€m	€m	€m	€m	€m	€m
Derivative financial assets	3,634	—	3,634	(1,549)	(2,011)	74
Derivative financial liabilities	(2,444)	—	(2,444)	1,549	1,081	186
Total	1,190	—	1,190	—	(930)	260

At 31 March 2018				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative
	Gross amount	Amount set off	balance sheet	counterparties	Cash collateral	Net amount
	€m	€m	€m	€m	€m	€m
Derivative financial assets	2,629	—	2,629	(1,467)	(1,070)	92
Derivative financial liabilities	(2,383)	—	(2,383)	1,467	718	(198)
Total	246	—	246	—	(352)	(106)

Financial assets and liabilities are offset and the amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously.

Derivative financial instruments that do not meet the criteria for offset could be settled net in certain circumstances under ISDA (International Swaps and Derivatives Association) agreements where each party has the option to settle amounts on a net basis in the event of default from the other. Collateral may be offset and net settled against derivative financial instruments in the event of default by either party. The aforementioned collateral balances are recorded in “other short-term investments” or “short-term debt” respectively.

Changes in assets and liabilities arising from financing activities

		Cash flows			Non-cash changes
Net proceeds/
		(repayment) of	Interest	Other
	1 April 2018	borrowings	paid	movements	Net Financing costs[2]	Other[3]	31 March 2019
	€m	€m	€m	€m	€m	€m	€m
Assets and liabilities arising from financing activities[1]	43,013	8,501	(1,297)	(541)	1,958	1,975	53,609

		Cash flows			Non-cash changes
Net proceeds/
		(repayment) of	Interest	Other
	1 April 2017	borrowings	paid	movements	Net Financing costs[2]	Other[3]	31 March 2018
	€m	€m	€m	€m	€m	€m	€m
Assets and liabilities arising from financing activities[1]	44,369	(224)	(991)	(534)	486	(93)	43,013

Notes:

1

This balance comprises gross borrowings of €52,955 million (2018: €41,421 million), net derivative financial assets of €1,190 million (2018: €246 million) and financial liabilities under put option arrangements previously included within borrowings of €1,844 million (2018: €1,838 million). This balance excludes €823 million of other payables in relation to the share buyback programme, with cash outflows of €475 million during the year (2018: €nil). Net debt disclosed in note 21 “Borrowings and capital resources” additionally includes cash and certain short term investments.

2

This amount includes interest, fair value and foreign exchange items which impact the income statement or other comprehensive income. Financing costs of €2,088 million (2018: €1,074 million) as disclosed in note 5 “Investment income and financing costs” primarily additionally include foreign exchange and other movements on items classified as net debt but not borrowings.

3	Includes €1,919 million recognized during 2019 for longterm spectrum licence payables and reclassifications between financial liabilities and other investments.

Includes  million recognised during 2019 for long term spectrum licence payables and reclassifications between financial liabilites and other investments.